UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 7, 2006

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza, P.O. Box 1171

Newark, New Jersey 07101-1171

(Address of principal executive offices) (Zip Code)

973-430-7000

(Registrant's telephone number, including area code)

http://www.pseg.com

PUBLIC SERVICE ELECTRIC AND GAS COMPANY

(Exact name of registrant as specified in its charter)

New Jersey	001-00973	22-1212800
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza, P.O. Box 570

Newark, New Jersey 07101-0570

(Address of principal executive offices) (Zip Code)

973-430-7000

(Registrant's telephone number, including area code)

http://www.pseg.com

PSEG POWER LLC

(Exact name of registrant as specified in its charter)

Delaware	000-49614	22-3663480
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza, T-25

Newark, New Jersey 07102-4194

(Address of principal executive offices) (Zip Code)

973-430-7000

(Registrant's telephone number, including area code)

http://www.pseg.com

PSEG ENERGY HOLDINGS L.L.C.

(Exact name of registrant as specified in its charter)

New Jersey	000-32503	42-1544079
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza, T-20

Newark, New Jersey 07102-4194

(Address of principal executive offices) (Zip Code)

973-430-7000

(Registrant's telephone number, including area code)

http://www.pseg.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On December 7, 2006, Public Service Enterprise Group Incorporated (PSEG) announced the appointment of Derek DiRisio as Vice President and Controller (Principal Accounting Officer) of PSEG, Public Service Electric and Gas Company (PSE&G), PSEG Power LLC (Power) and PSEG Energy Holdings L.L.C. (Energy Holdings). The appointment is effective as of January 3, 2007, the date that Patricia A. Rado, the current Principal Accounting Officer of PSEG, PSE&G, Power and Energy Holdings is scheduled to retire. Mr. DiRisio, age 42, has been serving as Assistant Controller of PSEG, Vice President of Energy Holdings and Vice President, Planning and Analysis of PSEG Global L.L.C. and PSEG Resources L.L.C., Energy Holdings’ principal subsidiaries.

Under the terms of Mr. DiRisio’s at will employment as Vice President and Controller, he will receive a base salary of $255,000 and a target annual incentive of 35%. He will also be eligible for long-term incentive compensation awards as determined from time-to-time by PSEG.

Also, on December 7, 2006, PSEG and Energy Holdings announced that Thomas O’Flynn, currently Executive Vice President and Chief Financial Officer (CFO) of PSEG and Energy Holdings will assume the additional duties of President of Energy Holdings upon the scheduled retirement of Robert J. Dougherty, Jr., currently Energy Holdings’ President, in the first quarter of 2007. Mr. O’Flynn was also elected Executive Vice President of PSE&G, effective December 11, 2006, and will assume the additional duties of CFO of PSE&G upon the scheduled retirement of PSE&G’s current CFO, Robert E. Busch, effective January 18, 2007. There has been no change in Mr. O’Flynn’s compensation arrangements as a result of these additional appointments.

ITEM 8.01 OTHER EVENTS

Also on December 7, 2006, PSEG announced certain other officer appointments and organizational changes. A copy of the press release detailing these matters is attached as Exhibit 99.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit	99 - Press Release dated December 7, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Registrant)

By:	/s/ Patricia A. Rado

Patricia A. Rado
Vice President and Controller
(Principal Accounting Officer)

Date: December 12, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ELECTRIC AND GAS COMPANY
(Registrant)

By:	/s/ Patricia A. Rado

Patricia A. Rado
Vice President and Controller
(Principal Accounting Officer)

Date: December 12, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PSEG POWER LLC
(Registrant)

By:	/s/ Patricia A. Rado

Patricia A. Rado
Vice President and Controller
(Principal Accounting Officer)

Date: December 12, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PSEG ENERGY HOLDINGS L.L.C.
(Registrant)

By:	/s/ Patricia A. Rado

Patricia A. Rado
Controller
(Principal Accounting Officer)

Date: December 12, 2006